UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 7, 2009
                Date of report (Date of earliest event reported)


                              DIGITAL VALLEYS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        333-152798                                         93-0537383
(Commission File Number)                       (IRS Employer Identification No.)

Suite 100, 1100 Dexter Avenue. North, Seattle, WA            98109
   (Address of Principal Executive Offices)                (Zip Code)

                                 (206) 273-7892
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On October 7, 2009, Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, October 7, 2009, the accounting firm of Maddox Ungar Silberstein, PLLC, was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers CPAs and the engagement of Maddox Ungar Silberstein, PLLC, as its independent auditor. The report of Seale and Beers, CPAs for the quarter ended July 31, 2009 or the Company's previous auditors, Moore and Associates, Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended April 30, 2009, a going concern qualification in the registrant's audited financial statements.

During the registrant's most recent fiscal quarter, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Seale and Beers, CPAs and Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Seale and Beers, CPAs provided such a letter which is attached as exhibit 16.1 to this report on Form 8-K. Moore and Associates, Chartered, under advice of counsel, has declined to provide us with a letter to the Securities and Exchange Commission stating whether it agrees with the statements in this 8-K.

(b) October 7, 2009, the registrant engaged Maddox Ungar Silberstein, PLLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Maddox Ungar Silberstein, PLLC regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from Seale and Beers, CPAs

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2009


By: /s/ Felipe A. Pati
   -------------------------------
Name:  Felipe A. Pati
Title: President



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